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                                                                   Exhibit 4.1.2


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                       Capitalization 30,000,000 shares        CUSIP 456806 10 8
                            PREFERRED STOCK SERIES A
                               at $.001 Par Value

NUMBER                                                                    SHARES

                                INFOTOPIA, INC.

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

               SHARES OF INFOTOPIA, INC. SERIES A PREFERRED STOCK transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

          WITNESS the signatures of its duly authorized officers this


 /s/ Marek A. Lozowicki          [INFOTOPIA, INC.         /s/ Ernest Zavoral
      SECRETARY                 CORPORATE SEAL 1998]           PRESIDENT
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     For Value Received, _________________ hereby sell, assign and transfer unto


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________


     _______________________________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
             AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER